Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2019

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2019	December 31, 2018
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$51,854,384	$45,923,727
Mortgage loans on real estate	3,212,075	2,943,091
Derivative instruments	963,081	205,149
Other investments	694,416	355,531
Total investments	56,723,956	49,427,498

Cash and cash equivalents	1,138,737	344,396
Coinsurance deposits	5,072,015	4,954,068
Accrued investment income	497,291	468,729
Deferred policy acquisition costs	2,883,599	3,535,838
Deferred sales inducements	1,952,353	2,516,721
Deferred income taxes	—	291,169
Income taxes recoverable	30,277	26,537
Other assets	31,765	60,608
Total assets	$68,329,993	$61,625,564

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$61,348,138	$57,606,009
Other policy funds and contract claims	259,939	270,858
Notes payable	494,982	494,591
Subordinated debentures	243,311	242,982
Amounts due under repurchase agreements	48,931	109,298
Deferred income taxes	143,195	—
Other liabilities	1,664,781	502,725
Total liabilities	64,203,277	59,226,463

Stockholders' equity:
Common stock	91,007	90,369
Additional paid-in capital	820,362	811,186
Accumulated other comprehensive income (loss)	1,639,429	(52,432)
Retained earnings	1,575,918	1,549,978
Total stockholders' equity	4,126,716	2,399,101
Total liabilities and stockholders' equity	$68,329,993	$61,625,564

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenues:
Premiums and other considerations	$5,152	$7,240	$14,688	$22,050
Annuity product charges	63,647	58,365	177,313	164,094
Net investment income	590,412	549,391	1,719,418	1,593,457
Change in fair value of derivatives	(20,042)	595,311	440,472	276,433
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	4,328	(2,196)	(67)	(40,275)
OTTI losses on investments:
Total OTTI losses	(101)	(14,373)	(1,099)	(16,025)
Portion of OTTI losses recognized from other comprehensive income	—	—	(215)	(1,651)
Net OTTI losses recognized in operations	(101)	(14,373)	(1,314)	(17,676)
Total revenues	643,396	1,193,738	2,350,510	1,998,083

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	7,627	10,721	23,865	32,091
Interest sensitive and index product benefits	500,285	413,089	888,062	1,355,135
Amortization of deferred sales inducements	(55,769)	55,244	(2,675)	233,779
Change in fair value of embedded derivatives	212,278	383,716	1,306,163	(585,465)
Interest expense on notes payable	6,382	6,376	19,141	19,122
Interest expense on subordinated debentures	3,968	3,942	12,113	11,450
Amortization of deferred policy acquisition costs	(120,934)	81,053	(45,856)	336,741
Other operating costs and expenses	38,554	31,924	114,959	95,704
Total benefits and expenses	592,391	986,065	2,315,772	1,498,557
Income before income taxes	51,005	207,673	34,738	499,526
Income tax expense	13,645	38,345	8,798	95,333
Net income	$37,360	$169,328	$25,940	$404,193

Earnings per common share	$0.41	$1.87	$0.28	$4.48
Earnings per common share - assuming dilution	$0.41	$1.85	$0.28	$4.42

Weighted average common shares outstanding (in thousands):
Earnings per common share	91,252	90,486	91,081	90,278
Earnings per common share - assuming dilution	91,711	91,651	91,748	91,355

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Revenues:
Traditional life insurance premiums	$778	$799	$829	$845	$807
Life contingent immediate annuity considerations	4,374	3,327	4,581	3,585	6,433
Surrender charges	20,537	19,480	16,456	15,710	17,132
Lifetime income benefit rider fees	43,110	41,220	36,510	44,684	41,233
Net investment income	590,412	570,568	558,438	554,355	549,391
Change in fair value of derivatives	(20,042)	76,045	384,469	(1,054,281)	595,311
Net realized gains (losses) on investments, excluding OTTI	4,328	(3,832)	(563)	3,097	(2,196)
Net OTTI losses recognized in operations	(101)	(1,213)	—	(18,980)	(14,373)
Total revenues	643,396	706,394	1,000,720	(450,985)	1,193,738

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	758	576	878	731	838
Life contingent immediate annuity benefits and change in future policy benefits	6,869	6,363	8,421	6,708	9,883
Interest sensitive and index product benefits (a)	500,285	251,103	136,674	255,700	413,089
Amortization of deferred sales inducements (b)	(55,769)	19,785	33,309	(11,578)	55,244
Change in fair value of embedded derivatives (c)	212,278	327,562	766,323	(804,026)	383,716
Interest expense on notes payable	6,382	6,380	6,379	6,376	6,376
Interest expense on subordinated debentures	3,968	4,057	4,088	4,041	3,942
Amortization of deferred policy acquisition costs (b)	(120,934)	29,946	45,132	(8,750)	81,053
Other operating costs and expenses	38,554	37,426	38,979	33,597	31,924
Total benefits and expenses	592,391	683,198	1,040,183	(517,201)	986,065
Income (loss) before income taxes	51,005	23,196	(39,463)	66,216	207,673
Income tax expense (benefit) (d)	13,645	4,606	(9,453)	12,393	38,345
Net income (loss) (a)(b)(c)(d)	$37,360	$18,590	$(30,010)	$53,823	$169,328

Earnings (loss) per common share	$0.41	$0.20	$(0.33)	$0.59	$1.87
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)	$0.41	$0.20	$(0.33)	$0.59	$1.85

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	91,252	91,103	90,883	90,555	90,486
Earnings (loss) per common share - assuming dilution	91,711	91,785	91,744	91,622	91,651

(a)
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased net income and earnings per common share - assuming dilution by $247.3 million and $2.70 per share, respectively.

Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased net income and earnings per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

(b)
Q3 2019 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $104.7 million and $193.0 million, respectively, and increased net income and earnings per common share - assuming dilution by $233.4 million and $2.54 per share, respectively.

Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $21.5 million and $30.6 million, respectively, and increased net income and earnings per common share - assuming dilution by $40.8 million and $0.45 per share, respectively.

(c)
Q3 2019 includes expense from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $28.2 million and decreased net income and earnings per common share - assuming dilution by $22.1 million and $0.24 per share. respectively.

Q3 2018 includes expense from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $8.5 million and decreased net income and earnings per common share - assuming dilution by $6.6 million and $0.07 per share, respectively.

(d)
Q3 2018 includes an income tax benefit from a worthless stock deduction related to a wholly-owned subsidiary which increased net income and earnings per common share - assuming dilution by $7.4 million and $0.08 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Non-GAAP Operating Income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net income	$37,360	$169,328	$25,940	$404,193
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment gains/losses, including OTTI	(3,175)	10,278	(245)	35,925
Change in fair value of derivatives and embedded derivatives - fixed index annuities	250,186	545	500,998	(108,367)
Change in fair value of derivatives - debt	(76)	(597)	1,414	(3,168)
Income taxes	(50,940)	(8,491)	(105,759)	6,822
Non-GAAP operating income	$233,355	$171,063	$422,348	$335,405

Per common share - assuming dilution:
Net income	$0.41	$1.85	$0.28	$4.42
Adjustments to arrive at non-GAAP operating income:
Net realized investment gains/losses, including OTTI	(0.04)	0.11	—	0.39
Change in fair value of derivatives and embedded derivatives - fixed index annuities	2.73	0.01	5.46	(1.19)
Change in fair value of derivatives - debt	—	(0.01)	0.01	(0.03)
Income taxes	(0.56)	(0.09)	(1.15)	0.08
Non-GAAP operating income	$2.54	$1.87	$4.60	$3.67

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net realized investment gains and losses, including OTTI:
Net realized gains/losses on investments, including OTTI	$(4,227)	$16,569	$1,381	$57,951
Amortization of DAC and DSI	1,052	(6,291)	(1,626)	(22,026)
Income taxes	3,151	(1,187)	2,518	(9,908)
	$(24)	$9,091	$2,273	$26,017
Change in fair value of derivatives and embedded derivatives:
Index annuities	$132,411	$(24,367)	$591,577	$(254,647)
Interest rate caps and swap	(76)	(597)	1,414	(3,168)
Amortization of DAC and DSI	117,775	24,912	(90,579)	146,280
Income taxes	(54,091)	144	(108,277)	24,178
	$196,019	$92	$394,135	$(87,357)
Worthless stock deduction:
Income taxes	$—	$(7,448)	$—	$(7,448)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income

	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Net income (loss)	$37,360	$18,590	$(30,010)	$53,823	$169,328
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment gains/losses, including OTTI	(3,175)	2,625	305	9,525	10,278
Change in fair value of derivatives and embedded derivatives - fixed index annuities	250,186	99,868	150,944	36,186	545
Change in fair value of derivatives - debt	(76)	854	636	1,276	(597)
Income taxes	(50,940)	(22,346)	(32,473)	(10,475)	(8,491)
Non-GAAP operating income (b)(c)	$233,355	$99,591	$89,402	$90,335	$171,063

Per common share - assuming dilution:
Net income (loss)	$0.41	$0.20	$(0.33)	$0.59	$1.85
Adjustments to arrive at non-GAAP operating income:
Net realized investment gains/losses, including OTTI	(0.04)	0.03	—	0.10	0.11
Change in fair value of derivatives and embedded derivatives - fixed index annuities	2.73	1.09	1.64	0.40	0.01
Change in fair value of derivatives - debt	—	0.01	0.01	0.01	(0.01)
Income taxes	(0.56)	(0.24)	(0.35)	(0.11)	(0.09)
Non-GAAP operating income (b)(c)	$2.54	$1.09	$0.97	$0.99	$1.87

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $247.3 million and $2.70 per share, respectively.

Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

(c)
Q3 2019 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $184.9 million and $288.3 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $371.0 million and $4.05 per share, respectively.

Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $20.5 million and $28.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $38.5 million and $0.42 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Net realized (gains) losses on investments	$(4,328)	$3,832	$563	$(3,097)	$2,196
Net OTTI losses recognized in operations	101	1,213	—	18,980	14,373
Change in fair value of derivatives	(79,943)	(108,662)	(524,567)	1,017,555	(408,680)
Increase (decrease) in total revenues	(84,170)	(103,617)	(524,004)	1,033,438	(392,111)

Amortization of deferred sales inducements	(57,408)	49,101	35,494	77,745	(7,219)
Change in fair value of embedded derivatives	(212,278)	(327,562)	(766,323)	804,026	(383,716)
Amortization of deferred policy acquisition costs	(61,419)	71,497	54,940	104,680	(11,402)
Increase (decrease) in total benefits and expenses	(331,105)	(206,964)	(675,889)	986,451	(402,337)
Increase in income (loss) before income taxes	246,935	103,347	151,885	46,987	10,226
Increase in income tax expense (benefit)	50,940	22,346	32,473	10,475	8,491
Increase in net income (loss)	$195,995	$81,001	$119,412	$36,512	$1,735

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Share

	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	247,362	247,294	247,227	247,161	247,096
Total debt	747,362	747,294	747,227	747,161	747,096
Total stockholders’ equity	4,126,716	3,497,475	2,939,537	2,399,101	2,489,296
Total capitalization	4,874,078	4,244,769	3,686,764	3,146,262	3,236,392
Accumulated other comprehensive (income) loss (AOCI)	(1,639,429)	(1,049,984)	(513,697)	52,432	(70,288)
Total capitalization excluding AOCI (a)	$3,234,649	$3,194,785	$3,173,067	$3,198,694	$3,166,104

Total stockholders’ equity	$4,126,716	$3,497,475	$2,939,537	$2,399,101	$2,489,296
Accumulated other comprehensive (income) loss	(1,639,429)	(1,049,984)	(513,697)	52,432	(70,288)
Total stockholders’ equity excluding AOCI (a)	$2,487,287	$2,447,491	$2,425,840	$2,451,533	$2,419,008

Common shares outstanding	91,006,950	90,936,324	90,784,123	90,369,229	90,277,626

Book Value per Share: (b)
Book value per share including AOCI	$45.35	$38.46	$32.38	$26.55	$27.57
Book value per share excluding AOCI (a)	$27.33	$26.91	$26.72	$27.13	$26.80

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	15.5%	15.7%	15.8%	15.6%	15.8%
Total debt / Total capitalization	23.1%	23.4%	23.5%	23.4%	23.6%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(c)	Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

Spread Results

Nine Months Ended September 30,
2019	2018		Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
4.53%	4.46%	Average yield on invested assets	4.59%	4.51%	4.48%	4.51%	4.54%
1.87%	1.84%	Aggregate cost of money	1.84%	1.88%	1.90%	1.95%	1.87%
2.66%	2.62%	Aggregate investment spread	2.75%	2.63%	2.58%	2.56%	2.67%

		Impact of:
0.06%	0.08%	Investment yield - additional prepayment income	0.11%	0.04%	0.01%	0.09%	0.11%
0.04%	0.05%	Cost of money effect of over hedging	0.02%	0.04%	0.02%	0.03%	0.07%

$50,716,178	$47,720,190	Weighted average investments	$51,529,850	$50,709,966	$49,908,718	$49,258,548	$48,466,817
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Nine Months Ended September 30,
2019	2018		Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
		Included in interest sensitive and index product benefits:
$310,020	$1,127,556	Index credits	$92,343	$161,752	$55,925	$157,999	$369,011
147,425	160,607	Interest credited	49,511	50,478	47,436	53,559	52,618
		Included in change in fair value of derivatives:
(320,381)	(1,145,322)	Proceeds received at option expiration	(95,491)	(166,430)	(58,460)	(162,433)	(378,149)
592,857	540,559	Pro rata amortization of option cost	195,354	199,006	198,497	198,999	191,362
$729,921	$683,400	Cost of money for deferred annuities	$241,717	$244,806	$243,398	$248,124	$234,842

$52,007,003	$49,530,043	Weighted average liability balance outstanding	$52,682,886	$52,009,407	$51,328,715	$50,832,984	$50,273,893
Annuity Account Balance Rollforward

Nine Months Ended September 30,
2019	2018		Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
$51,053,450	$48,400,755	Account balances at beginning of period	$52,414,835	$51,603,979	$51,053,450	$50,612,519	$49,935,266
3,822,410	2,927,071	Net deposits	1,216,720	1,425,325	1,180,365	1,040,857	929,480
140,959	135,015	Premium bonuses	46,968	48,370	45,621	44,450	41,878
457,445	1,288,163	Fixed interest credited and index credits	141,854	212,230	103,361	211,558	421,629
(56,473)	(49,934)	Surrender charges	(20,537)	(19,480)	(16,456)	(15,710)	(17,132)
(120,840)	(114,160)	Lifetime income benefit rider fees	(43,110)	(41,220)	(36,510)	(44,684)	(41,233)
(2,346,014)	(1,974,391)	Surrenders, withdrawals, deaths, etc.	(805,793)	(814,369)	(725,852)	(795,540)	(657,369)
$52,950,937	$50,612,519	Account balances at end of period	$52,950,937	$52,414,835	$51,603,979	$51,053,450	$50,612,519

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Nine Months Ended September 30,
2019	2018		Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
		American Equity Life:
$3,293,458	$2,616,784	Fixed index annuities	$1,054,796	$1,211,004	$1,027,658	$944,097	$830,759
9,402	40,062	Annual reset fixed rate annuities	2,340	3,614	3,448	5,574	8,390
1,307	3,249	Multi-year fixed rate annuities	593	566	148	332	360
7,129	20,920	Single premium immediate annuities	3,314	1,747	2,068	2,893	4,977
3,311,296	2,681,015		1,061,043	1,216,931	1,033,322	952,896	844,486
		Eagle Life:
579,119	497,554	Fixed index annuities	166,081	235,558	177,480	162,847	163,871
193	1,071	Annual reset fixed rate annuities	—	66	127	484	450
151,572	96,294	Multi-year fixed rate annuities	79,000	47,004	25,568	12,802	34,851
730,884	594,919		245,081	282,628	203,175	176,133	199,172
		Consolidated:
3,872,577	3,114,338	Fixed index annuities	1,220,877	1,446,562	1,205,138	1,106,944	994,630
9,595	41,133	Annual reset fixed rate annuities	2,340	3,680	3,575	6,058	8,840
152,879	99,543	Multi-year fixed rate annuities	79,593	47,570	25,716	13,134	35,211
7,129	20,920	Single premium immediate annuities	3,314	1,747	2,068	2,893	4,977
4,042,180	3,275,934	Total before coinsurance ceded	1,306,124	1,499,559	1,236,497	1,129,029	1,043,658
212,641	327,943	Coinsurance ceded	86,090	72,487	54,064	85,279	109,201
$3,829,539	$2,947,991	Net after coinsurance ceded	$1,220,034	$1,427,072	$1,182,433	$1,043,750	$934,457
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at September 30, 2019:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	13.0	7.2	11.5%	$50,911,448	96.2%
Annual Reset Fixed Rate Annuities	9.7	3.5	6.4%	1,433,066	2.7%
Multi-Year Fixed Rate Annuities	4.3	0.8	2.0%	606,423	1.1%
Total	12.9	7.0	11.2%	$52,950,937	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$816,680	$2,569,974
0.0% < 2.0%	13,842	160,899
2.0% < 3.0%	9,747	443,704
3.0% < 4.0%	49,957	1,173,519
4.0% < 5.0%	32,387	896,308
5.0% < 6.0%	73,734	2,221,579
6.0% < 7.0%	306,995	1,335,479
7.0% < 8.0%	82,220	4,419,217
8.0% < 9.0%	40,890	3,575,909
9.0% < 10.0%	83,122	4,031,440
10.0% or greater	529,915	30,083,420
	$2,039,489	$50,911,448

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,386,654	0.00%
2019	98,380	2.44%
2020	757,416	3.12%
2021	1,241,156	4.86%
2022	1,783,700	5.98%
2023	4,366,059	6.63%
2024	5,283,230	8.89%
2025	5,980,535	9.75%
2026	5,274,141	11.22%
2027	4,473,036	12.68%
2028	4,752,511	13.51%
2029	5,423,066	14.67%
2030	2,603,811	17.54%
2031	3,171,271	18.20%
2032	2,161,827	18.62%
2033	1,225,799	19.06%
2034	705,818	19.56%
2035	262,527	20.00%
	$52,950,937	11.25%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$968,928	$1,363,992
› 0.0% - 0.25%	52,478	177,132
› 0.25% - 0.5%	243,066	5,966
› 0.5% - 1.0%	41,586	12,523
› 1.0% - 1.5%	11,128	—
1.00% ultimate guarantee - 2.38% wtd avg interest rate (a)	460,406	681,514
1.50% ultimate guarantee - 1.20% wtd avg interest rate (a)	147,075	3,486,537
1.75% ultimate guarantee - 2.04% wtd avg interest rate (a)	32,518	347,917
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	82,304	—
2.25% ultimate guarantee - 1.85% wtd avg interest rate (a)	—	842,104
3.00% ultimate guarantee - 2.05% wtd avg interest rate (a)	—	1,610,670
Allocated to index strategies (see tables that follow)	—	42,383,093
	$2,039,489	$50,911,448

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2019 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.16%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,431	$91,506	$4,688,839	$68,772	$164,070
1.75% - 3%	8,028,431	—	—	—	—
3% - 4%	279,597	12,471	—	—	—
4% - 5%	742,666	232,303	1,777,382	—	—
5% - 6%	591,323	201,145	33,210	—	—
6% - 7%	—	—	422	—	—
>= 7%	9,965	7,482	718	6,219	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$945	$367,788	$103,666	$114,499
< 20%	732,716	—	—	—
20% - 40%	937,898	162,923	—	—
40% - 60%	2,969,785	95,549	60,382	—
60% - 100%	382,016	—	—	—
> 100%	263,083	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,465,331
1.10% - 1.30%	7,524,703
1.40% - 1.60%	3,153,919
1.70% - 2.00%	466,712
>= 2.10%	981

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	414,144
2.25% - 2.75%	264,590
3.00% - 3.50%	3,216,657
3.75% - 4.50%	1,492,327
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.70% based upon prices of options for the week ended October 15, 2019.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

Summary of Invested Assets

	September 30, 2019		December 31, 2018
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$12,343	—%	$11,652	—%
United States Government sponsored agencies	695,030	1.2%	1,138,529	2.3%
United States municipalities, states and territories	4,517,661	8.0%	4,126,267	8.3%
Foreign government obligations	207,420	0.4%	230,274	0.5%
Corporate securities	32,897,127	58.0%	28,371,514	57.4%
Residential mortgage backed securities	1,557,156	2.7%	1,202,159	2.4%
Commercial mortgage backed securities	5,839,510	10.3%	5,379,003	10.9%
Other asset backed securities	6,128,137	10.8%	5,464,329	11.1%
Total fixed maturity securities	51,854,384	91.4%	45,923,727	92.9%
Mortgage loans on real estate	3,212,075	5.7%	2,943,091	6.0%
Derivative instruments	963,081	1.7%	205,149	0.4%
Other investments	694,416	1.2%	355,531	0.7%
	$56,723,956	100.0%	$49,427,498	100.0%
Credit Quality of Fixed Maturity Securities - September 30, 2019

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$30,351,227	58.5%	Aaa/Aa/A	$30,619,526	59.0%
2	20,232,420	39.0%	Baa	19,931,665	38.4%
3	1,145,174	2.2%	Ba	1,022,165	2.0%
4	101,830	0.2%	B	84,566	0.2%
5	16,920	0.1%	Caa	102,503	0.2%
6	6,813	—%	Ca and lower	93,959	0.2%
	$51,854,384	100.0%		$51,854,384	100.0%
Watch List Securities - September 30, 2019

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Consumer discretionary	$52,607	$(6,089)	$46,518	0 - 56
Energy	55,696	(23,734)	31,962	31 - 61
Industrials	563	(38)	525	4
Materials	3,990	980	4,970	—
Other asset backed securities:
Financials	977	326	1,303	—
Industrials	8,559	(2,628)	5,931	47
	$122,392	$(31,183)	$91,209

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	September 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$675,494	$707,373	$1,220,340	$1,150,181
United States municipalities, states and territories	4,053,836	4,517,661	3,880,703	4,126,267
Foreign government obligations	186,979	207,420	226,860	230,274
Corporate securities:
Capital goods	2,618,615	2,883,293	2,491,620	2,485,845
Consumer discretionary	6,101,839	6,690,920	5,742,182	5,665,192
Energy	2,549,042	2,700,232	2,543,114	2,468,545
Financials	6,733,044	7,341,141	6,046,859	6,054,591
Government non-guaranteed	564,480	636,547	564,912	578,657
Industrials	311,290	341,756	302,078	298,620
Information technology	1,930,629	2,118,411	1,794,676	1,781,800
Materials	1,962,087	2,107,763	1,771,359	1,759,325
Other	439,453	484,585	434,228	432,739
Telecommunications	1,547,428	1,703,894	1,604,307	1,594,978
Transportation	1,492,222	1,616,676	1,438,723	1,428,378
Utilities	3,792,460	4,271,909	3,749,080	3,822,844
Residential mortgage backed securities:
Government agency	602,364	667,143	604,998	636,632
Prime	733,166	770,877	420,350	434,991
Alt-A	98,586	119,136	109,275	130,536
Commercial mortgage backed securities:
Government agency	416,731	453,683	442,287	438,063
Non-agency	5,148,140	5,385,827	5,049,984	4,940,940
Other asset backed securities:
Auto	404,638	414,360	315,439	318,616
Energy	7,506	8,781	—	—
Financials	4,967	5,520	8,322	8,931
Industrials	161,240	165,904	217,358	216,724
Collateralized loan obligations	4,819,438	4,630,960	4,579,467	4,320,168
Military housing	475,030	554,481	438,350	464,071
Other	339,852	348,131	134,319	135,819
	$48,170,556	$51,854,384	$46,131,190	$45,923,727

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	September 30, 2019		December 31, 2018
	Principal	Percent	Principal	Percent
Geographic distribution
East	$600,204	18.6%	$586,773	19.9%
Middle Atlantic	240,241	7.5%	168,969	5.7%
Mountain	372,437	11.6%	357,642	12.1%
New England	9,220	0.3%	9,418	0.3%
Pacific	579,831	18.0%	521,363	17.7%
South Atlantic	739,498	22.9%	694,599	23.5%
West North Central	281,067	8.7%	291,890	9.9%
West South Central	398,654	12.4%	321,810	10.9%
	$3,221,152	100.0%	$2,952,464	100.0%

Property type distribution
Office	$249,703	7.7%	$268,932	9.1%
Medical office	30,930	1.0%	33,467	1.1%
Retail	1,185,510	36.8%	1,091,627	37.0%
Industrial/Warehouse	859,410	26.7%	762,887	25.8%
Apartment	695,726	21.6%	600,638	20.3%
Agricultural	39,205	1.2%	25,000	0.9%
Mixed use/other	160,668	5.0%	169,913	5.8%
	$3,221,152	100.0%	$2,952,464	100.0%

	September 30, 2019	December 31, 2018
Credit exposure - by payment activity
Performing	$3,221,152	$2,952,464
In workout	—	—
Delinquent	—	—
Collateral dependent	—	—
	3,221,152	2,952,464
Specific loan loss allowance	(229)	(229)
General loan loss allowance	(7,850)	(8,010)
Deferred prepayment fees	(998)	(1,134)
	$3,212,075	$2,943,091

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00

2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28

2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2019

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com
John Nadel
UBS Investment Bank
(212) 713-4299
john.nadel@ubs.com